Visa Inc. Fiscal Second Quarter Financial Results April 28, 2010 Exhibit 99.2

2 Fiscal Q2 2010 Earnings Results 2
Safe Harbor Reminder
• Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,”
“plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to earnings per share, revenue, operating margin, free cash flow, and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk
Factors” in Part 1, Item 1A – “Risk Factors” in our most recent Annual Report on Form
10-K and subsequent Quarterly Reports on Form 10-Q or Periodic Reports on Form 8-
K, if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S.
federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q2 2010 Earnings Results
Solid Fiscal Second Quarter Results
• Repurchased additional 2.8 million class A common stock at an average price of $83.61 during fiscal second quarter
• Quarterly net income of $713 million, up 33%, and diluted earnings of $0.96 per share, up 35% over prior year
• Strong operating revenues of $2.0 billion, up 19% over prior year
• Positive secular trends and continued spending momentum contributed to solid growth

4 Fiscal Q2 2010 Earnings Results
675
431
244
769
478
291
Total Visa Inc. Credit Debit
2008
2009
ROW  38
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
ROW
266
ROW
278
U.S.
409
U.S.
438
ROW
331
U.S.
203
228
ROW
U.S.
201
U.S.
206
U.S.
238
ROW  53
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material.
Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
11% 19%
14%
YOY Change
(constant)
8% 4% 17%
ROW = Rest of World

5 Fiscal Q2 2010 Earnings Results
617
380
236
745
449
296
Total Visa Inc. Credit Debit
2009
2010
ROW  34
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
ROW
238
ROW
266
U.S.
379
U.S.
427
ROW
318
U.S.
176
204
ROW
U.S.
182
U.S.
202
U.S.
245
ROW 51
Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Figures may not sum due to rounding.
ROW = Rest of World
YOY Change
(nominal)
21% 18% 25%
YOY Change
(constant)
13% 8% 22%

6 Fiscal Q2 2010 Earnings Results
409

47
38
20
438
197
64
47
23
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
2008
2009
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
7% 22% 38% 22% 16%
YOY Change
(constant)
7% 10% 16% 4% 9%

7 Fiscal Q2 2010 Earnings Results

147
42
32
17
427
193
58
44
23
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa
2009
2010
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Figures may not sum due to rounding.
YOY Change
(nominal)
13% 32% 38% 37% 32%
YOY Change
(constant)
13% 13% 20% 11% 18%

8 Fiscal Q2 2010 Earnings Results
14,898
9,797
14,305
9,360
16,619
10,924
16,090
10,648
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
2008
2009
Quarter ended December
in millions, except percentages
Transactions – Q2 2010
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material.
Quarter ended March
Debit
63%
Credit
37%
Credit
39%
Debit
61%
Credit
37%
Debit
63%
Credit
36%
Debit
64%
YOY
Change
12% 12% 12% 14%
2009
2010

9 Fiscal Q2 2010 Earnings Results

1,717
1,024
1,808
784
Credit Debit Visa Inc.
2008
2009
Quarter ended December
in millions, except percentages
Total Cards
YOY
Change
(4%) 13% 5%
Note: From time to time, previously submitted cards information may be updated. Prior year cards information presented has not been updated, as changes made are not material.

10 Fiscal Q2 2010 Earnings Results
1,942
(295)
1,647
2,331
(372)
1,959
Fiscal 2009
Fiscal 2010
Revenue – Q2 2010
US$ in millions, except percentages
Gross
Revenues
Incentives
Net Operating
Revenues
YOY
Change
20% 26% 19%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

11 Fiscal Q2 2010 Earnings Results
Revenue Detail – Q2 2010
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
804
544
446
148
728
545
173
885
Fiscal 2009
Fiscal 2010
YOY
Change
10% 34% 22% 17%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

12 Fiscal Q2 2010 Earnings Results
Operating Margin – Q2 2010
US$ in millions, except percentages
1,647
766
881
1,959
837
1,122
Net Operating
Revenues
Total Operating
Expenses
Operating Income
54%
57%
Operating Margin
Fiscal 2009
Fiscal 2010
YOY
Change
3 ppts 19% 9% 27%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

13 Fiscal Q2 2010 Earnings Results
92
196
56
66
0
766
310
98
238
50
62
77
2
837
64
292
Fiscal 2009
Fiscal 2010
Operating Expenses – Q2 2010
US$ in millions, except percentages
Personnel
Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Total Operating
Expenses
Litigation
Provision
YOY
Change
6% 6% 22% (21)% 12% 16% NM 9%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

14 Fiscal Q2 2010 Earnings Results
Other Financial Results
• Cash, cash equivalents, restricted cash and available-for-sale investment securities of $6.3 billion at the end of the fiscal second quarter which includes $1.6 billion of restricted cash for litigation escrow
• Fiscal second quarter free cash flow of $618 million
• Utilized $231 million to repurchase 2.8 million shares of class A common stock at an average price of $83.61 per share during the fiscal second quarter. Of the overall $1.0 billion share repurchase plan, $336 million remain available for repurchases
• Capital expenditures of $42 million during the fiscal second quarter

15 Fiscal Q2 2010 Earnings Results
Less than
$1 billion
Advertising, marketing and promotion expenses
Less than
$1 billion
High end of
11-15% range
Annual net revenue growth
Financial Metrics for Fiscal Year 2010
Annual operating margin
Mid to high
50% range
High end of
16-17% range
Volume and support incentives as % of gross
revenues

16 Fiscal Q2 2010 Earnings Results
Financial Metrics for Fiscal Year 2010
Capital Expenditures
About $200
million
Annual diluted class A common stock earnings
per share growth
20% +
GAAP tax rate
36.5 to 38.5%
range
Annual free cash flow
$2 billion +

17 Fiscal Q2 2010 Earnings Results Financial Metrics for Fiscal Year 2011 Annual diluted class A common stock earnings per share growth 20% + Annual free cash flow $2 billion +

Appendix Reconciliation of Non-GAAP Measures

Fiscal Q2 2010 Earnings Results
Calculation of Free Cash Flow
US$ in millions
A1
Additions (+) /
Reductions (-)
to Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 713 1,476
Capital Assets + Depreciation and amortization 62 124
- Capital expenditures (42) 20 (79) 45
Litigation
+ Litigation provision 2 (41)
+ Accretion expense 6 16
- Settlement payments (71) (144)
+ Settlement payments funded by litigation escrow 70 7 140 (29)
Share-based Compensation
+ Share-based compensation 29 61
Pension
+ Pension expense 7 22
Taxes
+
Income tax expense 401 846
- Income taxes paid (734) (333) (759) 87
Changes in Working Capital
(1)
+/-
Changes in other working capital accounts 175 (256)
Total Free Cash Flow 618 1,406
Less: Retailers' Litigation Prepayment
- Settlement payment - (682)
Adjusted Free Cash Flow 618 724
(1) Includes changes in volume & support incentives, trade receivables, settlement receivable/payable, and personnel incentives.
For the six
months ended
March 31, 2010
For the three
months ended
March 31, 2010